EXHIBIT 10.1

Inland Real Estate Acquisitions, Inc.

2901 Butterfield Road

Oak Brook, IL 60523

Phone: (630)218-4948 Fax: (630)218-4935

www.inlandgroup.com

July 16, 2010 (Revised)

Benderson Development Company, LLC Attn: Randy Benderson, President 8441 Cooper Creek Blvd University Park, FL 34201

Re:   3 Shopping Centers - Ft. Myers, Florida

Dear Randy:

This letter represents this corporation’s offer to purchase the improved portions of Colonial Square Town Center. Cypress Woods & Shops at Village Walk Shopping Centers, as shown on the site plans attached hereto, subject to the existing and proposed leases listed on Exhibit “A” (collectively the “Properties” and individually “Property”) with an aggregate 642,746 net rentable square feet, situated on an aggregate of approximately   t/b/d acres of land, located as shown in Paragraph #1 below.

The Properties are owned by multiple entities controlled by and\or affiliated with Benderson Development Company, LLC, which entities shall be referred to collectively herein as “Seller”. Inland Real Estate Acquisitions, Inc., or its designated affiliate or affiliates, shall be referred to collectively herein as “Purchaser”.

The above Properties shall include all the land and buildings and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to Seller, and all assignable intangible rights relating to the Properties.

This corporation or its nominee will consummate this transaction on the following basis:

1.

The total aggregate purchase price shall be $100.000.000.00 all cash, plus or minus prorations, with no mortgage contingencies, to be paid at Closing On September 15, 2010 following the acceptance of this agreement (see Paragraph 12 and 16).

PROPERTY	ADDRESS	CITY	ST	ZIP CODE	SQ FT
Colonial Square Town Center	9357 W Ben C Pratt Pkwy	Ft Myers	FL	33901	274,210
Cypress Woods	9372 W Ben C Pratt Pkwy	Ft Myers	FL	33901	290,003
Shops at Village Walk	7950 Dari Dr	Ft Myers	FL	33901	78,533
TOTALS					642,746

2.

There are no real estate brokerage commissions involved in this transaction.

3.

Seller acknowledges receipt of Purchaser’s earnest money deposit in the amount of $1,000,000 (“Deposit”). The Deposit shall be refundable in the event Purchaser terminates this agreement prior to the Inspection Deadline (as hereinafter defined). Purchaser shall receive a credit for the full amount of the Deposit at closing.

4.

Seller represents and warrants (to the best of the Seller’s knowledge), that the above referenced Properties are leased to the tenants described on Exhibit A and no one has a lease that

EXHIBIT 10.1

exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase (except for Publix at Village Walk and Kohls at Colonial Square) nor, to the best of Seller’s knowledge is there any contemplated condemnation of any part of the Properties. Seller represents that there are no concessions given to any tenants that extend beyond the closing.

5.

Purchaser hereby acknowledges that prior to the Inspection Deadline, it will have completed its inspections of the Properties, including, without limitation, any and all environmental inspections, and that the physical condition of the Properties shall be acceptable to Purchaser at Closing in its “AS IS” condition. Except as expressly set forth in Section 4 above, Purchaser has and shall rely solely upon its own evaluation and inspections of the Properties, and SELLER MAKES NO WARRANTIES AND/OR REPRESENTATIONS WHATSOEVER regarding the Properties or their condition or value. Purchaser further acknowledges and agrees that, having been given the opportunity to inspect the Properties, Purchaser is relying solely on its own investigation of the Properties and not on any information provided or to be provided by Seller. Purchaser further acknowledges and agrees that any information provided or to be provided with respect to the Properties was obtained from a variety of sources and that Seller has not made any independent investigation or verification of such information and makes no representation as to the accuracy or completeness of such information.

6.

Prior to closing, Seller shall not enter into or extend any agreements that encumber or bind the Properties without Purchaser’s approval. Any work presently in progress on the Properties shall be completed by Seller prior to closing.

7.

Ten (10) days prior to closing Seller shall use its best efforts to furnish Purchaser with estoppel letters acceptable to Purchaser from all tenants as well as any guarantors, and the parties to the existing reciprocal and/or operating easement agreements in place for Colonial Square. Seller must provide estoppels from all tenants whose leased premises are 10,000 square feet or larger (“Required Estoppels”). If Seller is unable to obtain estoppels which are not Required Estoppels, Purchaser shall accept estoppel certificates from Seller in lieu of such unavailable estoppels.

8.

Seller is responsible for payment of any leasing brokerage fees or commissions which are due any leasing brokers for the existing leases stated above.

9.

This offer is subject to Seller supplying to Purchaser prior to the Inspection Deadline any certificate of insurance from the tenants and guarantors in the form and coverage required by the tenant leases.

10.

Seller shall deliver to Purchaser within five (5) days of execution of this Agreement, copies of all previous, existing environmental reports for the Properties. This offer is subject to Purchaser obtaining, prior to the Inspection Deadline, a separate Phase I environmental report for each Property which must meet the ASTM E-1527-05 standard, fulfill the Government AAI ruling requirements, and be acceptable to Purchaser, and paid for by Seller as a credit at Closing.

11.

The above sale of the real estate shall be consummated by conveyance of a separate special warranty deed for each Property from Seller to Purchaser’s designee, with the Seller paying any city, state, or county transfer taxes for the closing, and Seller agrees to cooperate with Purchaser’s lender, if any, and the money lender’s escrow. At Closing, Seller and Purchaser shall enter into an REA/OEA agreement for each of the Properties providing for, to the extent applicable and to the extent not provided for under existing recorded documents: (i) reciprocal easements between the

EXHIBIT 10.1

Properties and Seller’s adjacent retained lands, for access, utilities, drainage and parking (provided that the outparcels fronting on Six Mile Cypress Parkway will self-park); (ii) allocation of maintenance responsibilities for common facilities and cost sharing calculated based on occupied building square footage; and (iii) a right of first refusal over Seller’s retained lands in favor of Purchaser for a period of ten (10) years following the Initial Closing. The form of each REA/OEA shall be acceptable to Seller and Purchaser, and their respective legal counsel, and shall be negotiated and finalized prior to the Inspection Deadline.

12.

The closing shall occur through Chicago Title & Trust Company, in Chicago, Illinois with Nancy Castro as “Escrow and Closing Agent”, on September, 15, 2010, at which time title to the above Properties shall be marketable; free and clear of all liens and encumbrances, and a separate ALTA form B owner’s title policy for each Property with customary and available extended coverage and required endorsements, including, to the extent available, endorsements waiving off all construction, 3.1 zoning including parking and loading docks, paid by Seller, shall be issued by Chicago Title Insurance Company, in Casselberry, Florida with Cheryl Tauscher as “Title Agent”, with all warranties and representations being true now and at closing, and surviving closing for 12 months, and each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent and expenses, with a proration of real estate taxes based on the most recent bill or latest assessment, or the estimated assessments for 2010 . At closing, no credit will be given to Sellers for any past due, unpaid or delinquent rents.

13.

Seller shall deliver to Purchaser within five (5) days of execution of this Agreement, copies of any previous appraisals for the Property. This offer is subject to Purchaser obtaining, prior to the Inspection Deadline, a separate updated appraisal for each Property, which must be acceptable to Purchaser; paid for by Seller as a credit at Closing.

14.

Neither Seller (Landlord) or any tenant and guarantor shall be in default on any lease or agreement at closing.

15.

Prior to the Inspection Deadline, Seller shall furnish to Purchaser copies of all guarantees and warranties which Seller received from any and all contractors and sub-contractors pertaining to the Property. This offer is subject to Purchaser’s satisfaction that all guarantees and warranties will be assigned and transferred to Purchaser at Closing.

16.

The payment by Purchaser of the full purchase price is subject to the Properties being 100% occupied at the time of closing, with all tenants occupying their space, open for business, and paying full rent, including CAM, tax and insurance current, as shown on Exhibit A attached. In the event the Properties are less than 100%, then the Purchaser and Seller agree that there shall be an Initial Closing. The Initial Closing will be based on the Purchase Price/Earnout Formula which shall be equal to the actual Annual Base Minimum Rent, less the amount, if any, by which the pass-through amount paid by any tenant is less than 100% of such tenant’s proportionate share; i.e.; Slippage, divided by a Base Rent Divider of 7.8320% for Colonial Square Town Center, and a Base Rent Divider of 7.9756% for Cypress Woods and a Base Rent Divider of 8.9926% for Shops at Village Walk. It is anticipated that the Initial Closing for Colonial Square Town Center shall be $28,179,480.00 which is arrived at by dividing the Initial Closing Annual Base Minimum Rent of $2,207,025.00 (less Slippage, if any) by the Base Rent Divider of 7.8320%; and it is anticipated that the Initial Closing for Cypress Woods shall be $46,014,451.00 which is arrived at by dividing the Initial Closing Annual Base Minimum Rent of $3,669,940.00 (less Slippage, if any) by the Base Rent Divider of 7.9756% and it is anticipated that the initial Closing for Shops at Village Walk shall be $12,480,907.00 which is arrived at by dividing the Initial Closing Base Minimum Rent of $1,122,364.00 (less Slippage if any) by the Base Rent

EXHIBIT 10.1

Divider of 8.9926% .

It is anticipated that the Earnout Closing for the balance of the earnout space at Colonial Square Town Center shall have two components, the first component of which will consist of the leased spaces where the tenants are not yet open for business (Hobby Lobby and My Island Tan) which component shall be equal to the Earnout Annual Base Minimum Rent of $408,702.00 (less Slippage, if any) divided by the Base Rent Divider of 7.8320% which equals the Earnout Purchase Price for the leased space at Colonial Square Town Center of $5,218,341.00 and the second component of which shall be the unleased spaces shall be equal to the Earnout Annual Base Minimum Rent of $309,914.00 (less Slippage if any) divided by the Base Rent Divider of 7.8320% which equals the Earnout Purchase Price for the unleased space at Colonial Square Town Center of $3,957,008.00; and it is anticipated that the Earnout Closing for the balance of the earnout space at Cypress Woods shall be equal to the Earnout Annual Base Minimum Rent of $227,030.00 (less Slippage if any) divided by the Base Rent Divider of 7.9756% which equals the Earnout Purchase Price for Cypress Woods of $2,846,548.00; and it is anticipated that the Earnout Closing for the balance of the earnout space at Shops at Village Walk shall be equal to the Earnout Annual Base Minimum Rent of $117,198.00 (less Slippage if any) divided by the Base Rent Divider of 8.9926% which equals the Earnout Purchase Price for Shops at Village Walk of $1,303,265.00.

The Seller shall have 36 months following the Initial Closing to receive the balance of the potential Earnout at the Earnout Closing(s) provided they are successful in the leasing of the vacant space and each tenant shall have accepted their space “as is” and takes total possession, has opened for business and commences full rental payments, including CAM, taxes and insurance. It shall be Seller’s responsibility and sole cost and expense for leasing out and paying all costs related to placing the tenants (No tenant can be Seller or an affiliate of the Seller) into their leasable space. Each Earnout Closing shall occur upon 10 business days prior written notice to Purchaser; it being expressly understood that the Sellers waive their right to the additional Earnout if the final Seller’s notice has not been sent within 36 months after the Initial Closing date.

Seller shall be responsible on a monthly basis for all CAM, tax and insurance on a prorata basis for the space that is part of the Earnout formula until such time as the Seller leases such space, but in no event, following 36 months following the initial closing, provided that Seller shall not be obligated to pay CAM and insurance for the Hobby Lobby space until such time as a certificate of occupancy is issued for that space, and Seller shall not be obligated to pay tax for the Hobby Lobby space until that space is added to the tax assessment roils.

Notwithstanding anything to the contrary, all Earnout Closings must comply with all of the terms, requirements and conditions contained in this entire agreement.

Notwithstanding anything to the contrary the purchase price of $100,000,000.00 is the maximum aggregate purchase price for the three Properties. The parties acknowledge that the Properties may not be purchased separately, and that the closing of all three Properties must occur simultaneously.

EXHIBIT 10.1

17. Fifteen (15) days prior to the Inspection Deadline, Seller must provide a title insurance commitment for each of the Properties issued by Title Agent, and a current Urban ALTA/ACSM spotted survey for each of the Properties, in accordance with the minimum standard detail requirements for ALTA/ACSM Land Title surveys jointly established and adopted by ALTA and NSPS in 2005 and includes all outlots and all Table A optional survey responsibilities and acceptable to Purchaser and the title company. The surveys will be paid for by Seller.

18. Seller agrees to immediately make available and disclose all information in Seller’s possession that Purchaser needs to evaluate the above Properties, including all inducements, abatements, concessions or cash payments given to tenants, and for CAM, copies of the bills. Seller agrees to cooperate fully with Purchaser and Purchaser’s representatives to facilitate Purchaser’s evaluations and reports, including at least a one-year audit of the books and records of the Properties.

This offer is, of course, predicated upon the Purchaser’s review and written approval of the existing leases, new leases, lease modifications (if any), all tenant correspondence, REA/OEA agreements, tenants’ and guarantors’ financial statements, sales figures, representations of income and expenses made by Seller, site inspection, environmental, appraisal, etc., and at least one year of audited operating statements on said Properties are required that qualifies, complies with and can be used in a public offering. Purchaser’s review and approval or the items listed above, as well as Purchaser’s review and acceptance of the insurance certificates described in Section 9, the Phase I environmental reports described in Section 10, the appraisals described in Section 13, the guaranties and warranties described in Section 15, and the title commitments and surveys described in Section 17, shall be completed on or before September 1, 2010 (“Inspection Deadline”). If Purchaser has not terminated this agreement in writing prior to 5:00 pm central time on the Inspection Deadline, Purchaser will be deemed to have waived all contingencies, and accepted the Properties, except with respect to any changes or new matters that occur subsequent to the Inspection Deadline, and the Deposit shall be non-refundable except in the event of Seller’s default.

Purchaser acknowledges that Seller may desire to exchange, for other property of like kind and qualifying use within the meaning of Section 1031 of the Internal Revenue Code and the Regulations promulgated thereunder, fee title in the Properties which are the subject of this Agreement. Seller expressly reserves the right to assign its rights, but not its obligations, hereunder to a Qualified Intermediary as provided in IRC Reg. 1.1031 (k)-1 (g)(4) at any time on or before the Closing Date. Purchaser shall cooperate with Seller (at no cost to Purchaser) in effectuating any such exchange.

If this offer is acceptable, please have the Seller sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by July 16, 2010.

Sincerely,

ACCEPTED	INLAND REAL ESTATE ACQUISITIONS, INC.,
Benderson Development Company, LLC	or nominee

By: /s/ Randall Benderson	/s/ G. Joseph Cosenza
Randall Benderson, Manager	G. Joseph Cosenza, Vice Chairman
Date: July 16, 2010	July 16, 2010

EXHIBIT 10.1

		Colonial Square Town Center
TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY BASE RENT	RENT PSF	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Kohrs#1921	90,000	475,000.00	39,583.33	$5.28	4/1/2008	1/31/2029
Hobby Lobby (Earnout)	55,000	385,000.00	32,083.33	$7.00	2/11/2011	1/31/2021
The Sports Authority #396	41,903	754,254.00	62,854.50	$18.00	10/1/2008	1/31/2024
PETsMART #1921	20,248	268,775.00	22,397.92	$13.27	4/1/2009	4/30/2019
Dollar Tree #4078	10,014	140,196.00	11,683.00	$14.00	2/1/2009	2/28/2014
Famous Footwear#2843	7,000	126,000.00	10,500.00	$18.00	11/1/2008	1/31/2014
AT&T Mobilrtv	5,000	250,000.00	20,833.33	$50.00	3/1/2009	3/31/2019
Paradise Bicvcles	5,288	52,880.00	4,406.67	$10.00	12/1/2009	12/31/2014
Sew Worth It (Gross Lease)	2,760	46,920.00	3,910.00	$17.00	1/1/2010	1/31/2014
Sprint / Nextel (Gross Lease)	1,763	30,000.00	2,500.00	$17.02	8/1/2009	8/31/2014
Tony Price & Associates (Gross Lease)	1,699	15,000.00	1,250.00	$8.83	7/1/2009	7/31/2012
Bellacinos	3,668	48,000.00	4.000.00	$13.09	7/1/2010	7/31/2015
My Island Tan (Earnout)	1,693	23,702.00	1,975.17	$14.00	TBD	5 Yrs
Gym (Proposal (Earnout)	20,974	230,714.00	19,226.17	$11.00	TBD	10 Yrs
Aaron Rents (Proposal) (Earnout)	7,200	79,200.00	6,600.00	$11.00	TBD	5 Yrs
Totals	274,210	2,925,641.00	243,803.42

			Cypress Woods Shopping Center
						LEASE	LEASE
			ANNUAL	MONTHLY	RENT	COMMENCEMENT	EXPIRATION
TENANTS		S.F.	BASERENT	BASE RENT	PSF	DATE	DATE
BJ’s Wholesale Club		123,206	1,630,015.00	135,834.58	$13.23	12/1/2006	12/31/2026
Beall’s Department Store		81,565	815,650.00	67,970.83	$10.00	8/1/2007	4/30/2023
A.C.Moore		21,600	334,800.00	27,900.00	$15.50	10/1/2007	10/31/2017
Beall’s Outlet	(Earnout)	20.087	200,870.00	16,739.17	$10.00	TBD	10 Yrs
Chili’s Bar& Grill (Outparcel)		6,062	115,000.00	9,583.33	$18.97	10/1/2006	4/30/2017
Gamestop		1,654	64,506.00	5,375.50	$39.00	4/1/2008	4/30/2013
Office Max		18,081	271,215.00	22,601.25	$15.00	9/1/2007	3/31/2018
Aspen Dental		3,750	105,000.00	8,750.00	$28.00	7/1/2009	7/31/2019
Vitamin Shoppe		3,493	90,818.00	7,568.17	$26.00	12/1/2008	12/31/2018
T-Mobile		2,050	52,788.00	4,399.00	$25.75	3/1/2009	6/30/2018
Panda Express		1,976	75,088.00	6,257.33	$38.00	6/1/2008	6/30/2018
Starbucks (Sprint Sublease)		1,913	76,520.00	6,376.67	$40.00	12/1/2007	2/28/2018
Pita Pit	(Earnout)	1,635	26,160.00	2,180.00	$16.00	9/1/2010	8/31/2015
Twin Cutz		1,663	20,788.00	1,732.33	$12.50	3/1/2010	5/31/2015
Elegant Nails		1,268	17,752.00	1,479.33	$14.00	10/1/2009	9/30/2014
Totals		290,003	3,896,970.00	324,747.50

		Shops at Village Walk Shopping Center
						LEASE	LEASE
			ANNUAL	MONTHLY	RENT	COMMENCEMENT	EXPIRATION
TENANTS		S.F.	BASE RENT	BASE RENT	PSF	DATE	DATE
Pub fix		54,340	787.930.00	65,660.83	$14.50	10/1/2009	10/31/2029
Kumo Japanese Steakhouse		5,200	93,766.00	7,813.00	$18.03	9/1/2010	8/31/2020
Eyeglass Works		3,034	50,759.00	4,229,92	$16.73	3/1/2010	3/31/2015
Liquor Store		1,975	30,514.00	2,542.83	$15.45	5/1/2010	5/31/2020
Fantastic Sams		1,600	30.800.00	2,566.67	$19.25	11/1/2009	11/30/2019
Gindele Family Chiropractic		1,600	24,000.00	2,000.00	$15.00	4/1/2010	5/31/2015
Roval Nails & Spa		1,600	49,440.00	4,120.00	$30.90	1/1/2010	1/31/2015
Broadway Floral Design		1,373	23,341.00	1,945.08	$17.00	1/1/2010	1/31/2015
China Lin		1,300	31,824.00	2,652.00	$24.48	3/1/2010	2/29/2020
Vacant	(Earnout)	1,671	30,078.00	2,606.50	$18.00

EXHIBIT 10.1

Vacant	(Earnout)	1,640	29,520.00	2/160.00	$18.00
Vacant	(Earnout)	1,600	28,800.00	2,400.00	$18.00
Vacant	(Earnout)	1,600	28,800.00	2,400.00	$18.00
Totals		78,533	1,239,562.00	103,296.83

EXHIBIT 10.1

FIRST AMENDMENT

TO LETTER AGREEMENT

THIS FIRST AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 28th day of July, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company (collectively, “Seller”).

RECITALS:

On July 16, 2010, Purchaser and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Purchaser agreed to purchase and Seller agreed to sell certain real properties located in Fort Myers, Florida (the “Properties”), as more fully described in the Original Agreement.

The parties wish to amend the Original Agreement as provided herein.  All capitalized terms not defined herein shall have the meanings attributed to them in the Original Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The last sentence of Paragraph 7 is deleted, and replaced in its entirety with the following: “If Seller is unable to obtain tenant estoppels which are not Required Estoppels, Purchaser shall accept estoppel certificates from Seller in lieu of such unavailable tenant estoppels.”

2.

The last sentence of the paragraph immediately following Paragraph 18 is deleted, and replaced in its entirety with the following: “If Purchaser has not terminated this agreement in writing prior to 5:00 pm central time on the Inspection Deadline, Purchaser will be deemed to have waived all contingencies, and accepted the Properties, except with respect to any changes or new matters that occur subsequent to the Inspection Deadline, and the Deposit shall become non-refundable to Purchaser (unless this transaction does not close for a reason other than the default of Purchaser).”

3.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

Purchaser and Seller have each caused this First Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:

/s/ G. Joseph Cosenza

Name:

G. Joseph Cosenza

Its:

Vice Chairman

SELLER:

BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company

By:

/s/ Shaun Benderson

Name:  Shaun Benderson

Its:

Manager

2

EXHIBIT 10.1

SECOND AMENDMENT

TO LETTER AGREEMENT

THIS SECOND AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 4th day of August, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company (collectively, “Seller”).

RECITALS:

On July 16, 2010, Purchaser and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Purchaser agreed to purchase and Seller agreed to sell certain real properties located in Fort Myers, Florida (the “Properties”), as more fully described in the Original Agreement, and further amended on July 28, 2010.

The parties wish to amend the Original Agreement as provided herein.  All capitalized terms not defined herein shall have the meanings attributed to them in the Original Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

Paragraph 1 is amended to change the closing date from September 15, 2010 to, not earlier than November 1, 2010 and not later than December 15, 2010, at Purchaser’s sole option.

2.

Paragraph 12 is amended to change the closing date from September 15, 2010 to, not earlier than November 1, 2010 and not later than December 15, 2010, at Purchaser’s sole option.

3.

The third to last un-numbered paragraph on Page 5, in the second sentence, shall amend the Inspection Deadline from September 1, 2010 to October 15, 2010.

4.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

Purchaser and Seller have each caused this Second Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:

/s/ G. Joseph Cosenza

Name:

G. Joseph Cosenza

Its:

Vice Chairman

SELLER:

BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company

By:

/s/ David H. Baldaut

Name:  David H. Baldaut

Its:

Manager

2

EXHIBIT 10.1

THIRD AMENDMENT

TO LETTER AGREEMENT

THIS THIRD AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 25th day of September, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company (collectively, “Seller”).

RECITALS:

On July 16, 2010, Purchaser and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Purchaser agreed to purchase and Seller agreed to sell certain real properties located in Fort Myers, Florida (the “Properties”), as more fully described in the Original Agreement. On July 28, 2010, Purchaser and Seller entered into a First Amendment to Letter Agreement (the “First Amendment”). On August 4, 2010, Purchaser and Seller entered into a Second Amendment to Letter Agreement (the “Second Amendment”). The Original Agreement, the First Amendment and Second Amendment are collectively referred to as the “Agreement”.

The parties wish to amend the Agreement as provided herein.  All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The parties have agreed that Seller shall not sell, and Purchaser shall not purchase, Cypress Woods Shopping Center. All references in the Agreement to Cypress Woods Shopping Center are hereby deleted The total number of square feet in the Properties is now 352,743 square feet. The Purchase Price shall now be $50,000,000.

2.

All references in the Agreement to the Closing Date shall mean November 1, 2010.

3.

In Paragraph 16 of the Original Agreement, the Base Rent Divider for Colonial Square Shopping Center shall be 8.0078% and the Base Rent Divider for Village Walk Shopping Center shall be 9.2589%. All of the amounts described in Paragraph 6 for Initial Closing amounts and Earnout amounts shall be adjusted accordingly.

4.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

Purchaser and Seller have each caused this Third Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:

/s/ G. Joseph Cosenza

Name:

G. Joseph Cosenza

Its:

Vice Chairman

SELLER:

BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company

By:

/s/ Randall Benderson

Name:  Randall Benderson

Its:

Manager

2

EXHIBIT 10.1

FOURTH AMENDMENT

TO LETTER AGREEMENT

THIS FOURTH AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 13th day of October, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company (collectively, “Seller”).

RECITALS:

On July 16, 2010, Purchaser and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Purchaser agreed to purchase and Seller agreed to sell certain real properties located in Fort Myers, Florida (the “Properties”), as more fully described in the Original Agreement.  On July 28, 2010, Purchaser and Seller entered into a First Amendment to Letter Agreement (the “First Amendment”).  On August 4, 2010, Purchaser and Seller entered into a Second Amendment to Letter Agreement (the “Second Amendment”).  On September 23, 2010, Purchaser and Seller entered into a Third Amendment to Letter Agreement (the “Third Amendment”).  The Original Agreement, the First Amendment, the Second Amendment and the Third Amendment are collectively referred to as the “Agreement”.

The parties wish to amend the Agreement as provided herein.  All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The Inspection Deadline is extended from October 15, 2010 to October 20, 2010.

2.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

Purchaser and Seller have each caused this Fourth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

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SIGNATURE PAGE TO FOURTH AMENDMENT TO LETTER AGREEMENT

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:

/s/ G. Joseph Cosenza

Name:

G. Joseph Cosenza

Its:

Vice Chairman

SELLER:

BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company

By:

/s/ Randall Benderson

Name:  Randall Benderson

Its:

Manager

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EXHIBIT 10.1

FIFTH AMENDMENT

TO LETTER AGREEMENT

THIS FIFTH AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 18 day of October, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company (collectively, “Seller”).

RECITALS:

On July 16, 2010, Purchaser and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Purchaser agreed to purchase and Seller agreed to sell certain real properties located in Fort Myers, Florida (the “Properties”), as more fully described in the Original Agreement.  On July 28, 2010, Purchaser and Seller entered into a First Amendment to Letter Agreement (the “First Amendment”).  On August 4, 2010, Purchaser and Seller entered into a Second Amendment to Letter Agreement (the “Second Amendment”).  On September 23, 2010, Purchaser and Seller entered into a Third Amendment to Letter Agreement (the “Third Amendment”).  On October 13, 2010, Purchaser and Seller entered into a Fourth Amendment to Letter Agreement (the “Fourth Amendment”).  The Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are collectively referred to as the “Agreement”.

The parties wish to amend the Agreement as provided herein.  All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The Inspection Deadline is extended from October 20, 2010 to October 26, 2010.

2.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

Purchaser and Seller have each caused this Fifth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

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SIGNATURE PAGE TO FIFTH AMENDMENT TO LETTER AGREEMENT

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:

/s/ Lou Quilici

Name:

 Lou Quilici

Its:

Senior Vice Chairman

SELLER:

BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company

By:

/s/ Shaun Jackson

Name:  Shaun Jackson

Its:

Counsel and Authorized Agent

2

EXHIBIT 10.1

SIXTH AMENDMENT

TO LETTER AGREEMENT

THIS SIXTH AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 26th day of October, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company (collectively, “Seller”).

RECITALS:

On July 16, 2010, Purchaser and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Purchaser agreed to purchase and Seller agreed to sell certain real properties located in Fort Myers, Florida (the “Properties”), as more fully described in the Original Agreement.  On July 28, 2010, Purchaser and Seller entered into a First Amendment to Letter Agreement (the “First Amendment”).  On August 4, 2010, Purchaser and Seller entered into a Second Amendment to Letter Agreement (the “Second Amendment”).  On September 23, 2010, Purchaser and Seller entered into a Third Amendment to Letter Agreement (the “Third Amendment”).  On October 13, 2010, Purchaser and Seller entered into a Fourth Amendment to Letter Agreement (the “Fourth Amendment”).  On October 20, 2010, Purchaser and Seller entered into a Fifth Amendment to Letter Agreement (the “Fifth Amendment”). The Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are collectively referred to as the “Agreement”.

The parties wish to amend the Agreement as provided herein.  All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

Except for those items of due diligence described below (the “Open Items”), Purchaser waives off on all due diligence. With respect only to the Open Items, the Inspection Deadline is extended from October 26, 2010 to October 29, 2010; provided, however, that if any Open Item remains outstanding on October 29, 2010, the Inspection Period and the Closing Date shall both be automatically extended to November 5, 2010 or such earlier date as all of the Open Items are satisfied. The parties agree to work together in good faith to resolve the Open Items. The Open Items are:

a.

Recordation of a subdivision plat for each Property;

b.

Revision of the title commitments and survey for each Property to reflect the recordation of the subdivision plats and to satisfy the requirements of the Village

Walk title and survey comment letter dated October 4, 2010 and October 8, 2010 and the Colonial Square title and survey comment letters dated September 14, 2010 and October 7, 2010.

c.

Completion of an REA for each Property, in form and substance acceptable to each party in their reasonable discretion (which Open Item must be satisfied by October 28, 2010).

d.

Receipt and approval of a ROFO waiver letter from Publix.

e.

Receipt and approval of an REA estoppel letter from Kohl’s.

f.

Receipt and approval of an amendment to the Kumo’s lease (regarding relocation).

g.

Review and approval of the Hobby Lobby lease (which Open Item must be satisfied by October 28, 2010);

h.

Receipt and approval of all seller and tenant estoppels as required in Agreement. In addition, Seller will promptly request that each of the following named tenants (and any other tenants who have not yet submitted a fully executed estoppel) also address their estoppel certificate to “JPMorgan Chase Bank, National Association, its successors and/or assigns”: Publix; Kumo; Eyeglass Work; Kohl’s; Hobby Lobby; The Sports Authority; PetsMart; Dollar Tree; Aaron Rents; and Famous Footwear); but receipt of estoppels naming the lender shall not be an Open Item or a condition precedent to closing.

2.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

Purchaser and Seller have each caused this Sixth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

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2

SIGNATURE PAGE TO SIXTH AMENDMENT TO LETTER AGREEMENT

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:

/s/ G. Joseph Cosenza

Name:

G. Joseph Cosenza

Its:

Vice Chairman

SELLER:

BENDERSON DEVELOPMENT COMPANY, LLC, a New York limited liability company

By:

/s/ Shaun Jackson

Name:  Shaun Jackson

Its:

Counsel and Authorized Agent

3